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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 1998

                  Falcon Classic Cable Income Properties, L.P.
             (Exact Name of Registrant as Specified in its Charter)



       California                      000-18266               95-4200409
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


10900 Wilshire Blvd., 15th Floor, Los Angeles, California           90024
           (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 824-9990

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Item 5.  Other Events.

        As previously reported in a Form 8-K dated March 16, 1998, the sale of Falcon Classic Cable Income Properties, L.P.'s (the "Registrant") cable assets closed with the exception of the cable system operated in the City of Somerset, Kentucky. The cable assets sold represented 92.4% of the total cable assets owned by the Registrant. The proceeds of the sale (less all applicable adjustments, allocations, bank debt, liabilities, and reductions) have been distributed to the limited partners pursuant to the terms of the Partnership Agreement. A letter to the limited partners from the Registrant, dated March 20, 1998, explaining the distribution, was included with the distribution (the "Letter"). A copy of the Letter is attached hereto as Exhibit 5.1 and incorporated herein by this reference.

        The completed sale and the ultimate disposition of the Registrant's remaining cable system asset are explained in greater detail in the Registrant's Form 8-K dated March 16, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        5.1 Letter to Limited Partners dated March 20, 1998.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Falcon Classic Cable Income Properties, L.P.

                                  By:  Falcon Classic Cable Investors, L.P.
                                         General Partner

                                  By:  Falcon Holding Group, L.P.
                                         General Partner

                                  By:  Falcon Holding Group, Inc.
                                         General Partner

                                  By:    /s/ Michael K. Menerey
                                         ---------------------------------------
                                         Michael K. Menerey
                                         Chief Financial Officer

Date:  March 27, 1998


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